                                                                   EXHIBIT 20.24


                  OLYMPIC AUTOMOBILE RECEIVABLES TRUST 1997 - A


                         MONTHLY SERVICER'S CERTIFICATE



     Accounting Date:                    March 31, 2000
                                 ----------------------
     Determination Date:                  April 7, 2000
                                 ----------------------
     Distribution Date:                  April 17, 2000
                                 ----------------------
     Monthly Period Ending:              March 31, 2000
                                 ----------------------

     This Certificate is delivered pursuant to Section 3.9 of the Sale and Servicing Agreement, dated as of March 1, 1997, among Olympic Automobile Receivables Trust, 1997-A (the "Trust"), Olympic Receivables Finance Corp., as seller, Arcadia Financial Ltd., in its individual capacity and as Servicer, and Norwest Bank Minnesota, National Association, as Backup Servicer (the "Sale and Servicing Agreement"). Terms used and not otherwise defined herein have the meaning assigned them in the Sale and Servicing Agreement.

     Arcadia Financial Ltd., as Servicer under the Sale and Servicing Agreement, hereby certifies that the following information is true and correct for the Distribution Date and the Monthly Period set forth above.


I.   Collection Account Summary

     Available Funds:
          Payments Received                                                          $11,353,740.88
          Liquidation Proceeds (excluding Purchase Amounts)                           $1,073,097.23
          Current Monthly Advances                                                       135,863.33
          Amount of withdrawal, if any, from the Spread Account                         $411,452.50
          Monthly Advance Recoveries                                                    (187,793.08)
          Purchase Amounts - Warranty and Administrative Receivables                          $0.00
          Purchase Amounts - Liquidated Receivables                                           $0.00
          Income from investment of funds in Trust Accounts                              $50,278.79
                                                                                --------------------
     Total Available Funds                                                                                           $12,836,639.65
                                                                                                                  ==================

     Amounts Payable on Distribution Date:
          Reimbursement of Monthly Advances                                                   $0.00
          Backup Servicer Fee                                                                 $0.00
          Basic Servicing Fee                                                           $181,747.54
          Trustee and other fees                                                              $0.00
          Class A-1 Interest Distributable Amount                                             $0.00
          Class A-2 Interest Distributable Amount                                             $0.00
          Class A-3 Interest Distributable Amount                                             $0.00
          Class A-4 Interest Distributable Amount                                       $610,225.46
          Class A-5 Interest Distributable Amount                                       $471,296.67
          Noteholders' Principal Distributable Amount                                $10,158,739.27
          Certificate Holders Interest Distributable Amount                             $135,192.52
          Certificate Holders Principal Distributable Amount                          $1,279,438.19
          Amounts owing and not paid to Security Insurer under
             Insurance Agreement                                                              $0.00
          Supplemental Servicing Fees (not otherwise paid to Servicer)                        $0.00
          Spread Account Deposit                                                              $0.00
                                                                                --------------------
     Total Amounts Payable on Distribution Date                                                                      $12,836,639.65
                                                                                                                  ==================

                                 Page 1 (1997-A)

II.  Available Funds

     Collected Funds (see V)
         Payments Received                                                          $11,353,740.88
         Liquidation Proceeds (excluding Purchase Amounts)                           $1,073,097.23                   $12,426,838.11
                                                                                 -----------------

     Purchase Amounts                                                                                                         $0.00

     Monthly Advances
         Monthly Advances - current Monthly Period (net)                               ($51,929.75)
         Monthly Advances - Outstanding Monthly Advances
            not otherwise reimbursed to the Servicer                                         $0.00                      ($51,929.75)
                                                                                ------------------

     Income from investment of funds in Trust Accounts                                                                   $50,278.79
                                                                                                                  -----------------

     Available Funds                                                                                                 $12,425,187.15
                                                                                                                  =================

III. Amounts Payable on Distribution Date

     (i)(a)       Taxes due and unpaid with respect to the Trust
                  (not otherwise paid by OFL or the Servicer)                                                                 $0.00

     (i)(b)       Outstanding Monthly Advances (not otherwise reimbursed
                  to Servicer and to be reimbursed on the Distribution Date)                                                  $0.00

     (i)(c)       Insurance Add-On Amounts (not otherwise reimbursed to Servicer)                                             $0.00

     (ii)         Accrued and unpaid fees (not otherwise paid by OFL
                  or the Servicer):
                     Owner Trustee                                                           $0.00
                     Administrator                                                           $0.00
                     Indenture Trustee                                                       $0.00
                     Indenture Collateral Agent                                              $0.00
                     Lockbox Bank                                                            $0.00
                     Custodian                                                               $0.00
                     Backup Servicer                                                         $0.00
                     Collateral Agent                                                        $0.00                            $0.00
                                                                                -------------------

     (iii)(a)     Basic Servicing Fee (not otherwise paid to Servicer)                                                  $181,747.54

     (iii)(b)     Supplemental Servicing Fees (not otherwise paid to Servicer)                                                $0.00

     (iii)(c)     Servicer reimbursements for mistaken deposits or
                  postings of checks returned for insufficient funds
                  (not otherwise reimbursed to Servicer)                                                                      $0.00

     (iv)         Class A-1 Interest Distributable Amount                                                                     $0.00
                  Class A-2 Interest Distributable Amount                                                                     $0.00
                  Class A-3 Interest Distributable Amount                                                                     $0.00
                  Class A-4 Interest Distributable Amount                                                               $610,225.46
                  Class A-5 Interest Distributable Amount                                                               $471,296.67

     (v)          Noteholders' Principal Distributable Amount
                     Payable to Class A-1 Noteholders                                                                         $0.00
                     Payable to Class A-2 Noteholders                                                                $10,158,739.27
                     Payable to Class A-3 Noteholders                                                                         $0.00
                     Payable to Class A-4 Noteholders                                                                         $0.00
                     Payable to Class A-5 Noteholders                                                                         $0.00

     (vi)         Certificate Holders Interest Distributable Amount                                                     $135,192.52

     (vii)        Unpaid principal balance of the Class A-1 Notes
                  after deposit to the Note Distribution Account of
                  any funds in the Class A-1 Holdback Subaccount
                  (applies only on the Class A-1 Final Scheduled
                  Distribution Date)                                                                                          $0.00

     (viii)       Certificate Principal Distributable Amount                                                          $1,279,438.19

     (ix)         Amounts owing and not paid to Security Insurer under Insurance Agreement                                    $0.00
                                                                                                                  -----------------

     Total amounts payable on Distribution Date                                                                      $12,836,639.65
                                                                                                                  =================


                                 Page 2 (1997-A)

IV.       Calculation of Credit Enhancement Fee ("Spread Account Deposit");
          withdrawal from Reserve Account; Deficiency Claim Amount; Pre-Funding
          Account Shortfall and Class A-1 Maturity Shortfall

          Spread Account deposit:

               Amount of excess, if any, of Available Funds over total amounts payable (or amount of such excess up to the Spread Account
               Maximum Amount)                                                                $0.00

          Reserve Account Withdrawal on any Determination Date:

               Amount of excess, if any, of total amounts payable over Available
               Funds (excluding amounts payable under item (vii) of Section III)              $0.00

               Amount available for withdrawal from the Reserve Account
               (excluding the Spread Account Class A-1 Holdback Subaccount), equal to the difference between the amount on deposit in the Reserve
               Account and the Requisite Reserve Amount (amount on deposit in the
               Reserve Account calculated taking into account any withdrawals from or deposits to the Reserve Account in respect of transfers
               of Subsequent Receivables)                                                     $0.00

               (The amount of excess of the total amounts payable (excluding amounts payable under item (vii) of Section III) payable over
               Available Funds shall be withdrawn by the Indenture Trustee from the Reserve Account (excluding the Class Spread Account A-1 Holdback
               Subaccount) to the extent of the funds available for withdrawal from in the Reserve Account, and deposited in the Collection Account.)

               Amount of withdrawal, if any, from the Reserve Account                         $0.00

          Reserve Account Withdrawal on Determination Date for Class A-1
          Final Scheduled Distribution Date:

               Amount by which (a) the remaining principal balance of the Class
               A-1 Notes exceeds (b) Available Funds after payment of amounts
               set forth in item (v) of Section III                                           $0.00

               Amount available in the Spread Account Class A-1 Holdback Subaccount           $0.00

               (The amount by which the remaining principal balance of the Class
               A-1 Notes exceeds Available Funds (after payment of amount set forth in item (v) of Section III) shall be withdrawn by the
               Indenture Trustee from the Spread Account Class A-1 Holdback
               Subaccount, to the extent of funds available for withdrawal from the
               Spread Account Class A-1 Holdback Subaccount, and deposited in the
               Note Distribution Account for payment to the Class A-1 Noteholders)

               Amount of withdrawal, if any, from the Spread Account Class A-1
               Holdback Subaccount                                                            $0.00

          Deficiency Claim Amount:

               Amount of excess, if any, of total amounts payable over funds available for withdrawal from Reserve Amount, the Spread Account
               Class A-1 Holdback Subaccount and Available Funds                              $0.00

               (on the Class A-1 Final Scheduled Distribution Date, total amounts payable will not include the remaining principal balance of the Class A-1 Notes after giving effect to payments made under items (v) and (vii) of Section III and pursuant to a withdrawal from the Spread Account Class A-1 Holdback Subaccount)

          Pre-Funding Account Shortfall:

               Amount of excess, if any, on the Distribution Date on or
               immediately following the end of the Funding Period, of (a) the sum of the Class A-1 Prepayment Amount, the Class A-2 Prepayment
               Amount, the Class A-3 Prepayment Amount, the Class A-4 Prepayment
               Amount, and the Class A-5 Prepayment Amount over (b) the amount
               on deposit in the Pre-Funding Account                                          $0.00

          Class A-1 Maturity Shortfall:

               Amount of excess, if any, on the Class A-1 Final Scheduled
               Distribution Date, of (a) the unpaid principal balance of the
               Class A-1 Notes over (b) the sum of the amounts deposited in the
               Note Distribution Account under item (v) and (vii) of Section III or pursuant to a withdrawal from the Spread Account Class A-1
               Holdback Subaccount.                                                           $0.00

          (In the event a Deficiency Claim Amount, Pre-Funding Account Shortfall or Class A-1 Maturity Shortfall exists, the Trustee shall deliver a Deficiency Notice to the Collateral Agent, the Security Insurer, the
          Fiscal Agent, if any, the Owner Trustee and the Servicer specifying the Deficiency Claim Amount, the Pre-Funding Account Shortfall or the
          Class A-1 Maturity Shortfall.)

                                 Page 3 (1997-A)

V.        Collected Funds

          Payments Received:
               Supplemental Servicing Fees                                                   $0.00
               Amount allocable to interest                                           2,631,923.00
               Amount allocable to principal                                          8,721,817.88
               Amount allocable to Insurance Add-On Amounts                                  $0.00
               Amount allocable to Outstanding Monthly Advances (reimbursed to
                 the Servicer prior to deposit in the Collection Account)                    $0.00
                                                                                   ----------------

          Total Payments Received                                                                                    $11,353,740.88

          Liquidation Proceeds:
               Gross amount realized with respect to Liquidated Receivables           1,104,104.10

               Less: (i) reasonable expenses incurred by Servicer
                 in connection with the collection of such Liquidated
                 Receivables and the repossession and disposition
                 of the related Financed Vehicles and (ii) amounts
                 required to be refunded to Obligors on such Liquidated
                 Receivables                                                            (31,006.87)
                                                                                   ----------------
          Net Liquidation Proceeds                                                                                    $1,073,097.23

          Allocation of Liquidation Proceeds:
               Supplemental Servicing Fees                                                   $0.00
               Amount allocable to interest                                                  $0.00
               Amount allocable to principal                                                 $0.00
               Amount allocable to Insurance Add-On Amounts                                  $0.00
               Amount allocable to Outstanding Monthly Advances (reimbursed to
                 the Servicer prior to deposit in the Collection Account)                    $0.00                            $0.00
                                                                                   ----------------               ------------------

          Total Collected Funds                                                                                      $12,426,838.11
                                                                                                                  ==================

VI.       Purchase Amounts Deposited in Collection Account

          Purchase Amounts - Warranty Receivables                                                                             $0.00
               Amount allocable to interest                                                  $0.00
               Amount allocable to principal                                                 $0.00
               Amount allocable to Outstanding Monthly Advances (reimbursed to
                 the Servicer prior to deposit in the Collection Account)                    $0.00

          Purchase Amounts - Administrative Receivables                                                                       $0.00
               Amount allocable to interest                                                  $0.00
               Amount allocable to principal                                                 $0.00
               Amount allocable to Outstanding Monthly Advances (reimbursed to
                 the Servicer prior to deposit in the Collection Account)                    $0.00
                                                                                   ----------------

          Total Purchase Amounts                                                                                              $0.00
                                                                                                                  ==================

VII.      Reimbursement of Outstanding Monthly Advances

          Outstanding Monthly Advances                                                                                  $371,072.94

          Outstanding Monthly Advances reimbursed to the Servicer prior to deposit in the Collection Account from:
               Payments received from Obligors                                        ($187,793.08)
               Liquidation Proceeds                                                          $0.00
               Purchase Amounts - Warranty Receivables                                       $0.00
               Purchase Amounts - Administrative Receivables                                 $0.00
                                                                                   ----------------

          Outstanding Monthly Advances to be netted against Monthly
            Advances for the current Monthly Period                                                                    ($187,793.08)

          Outstanding Monthly Advances to be reimbursed out of
            Available Funds on the Distribution Date                                                                   ($187,793.08)

          Remaining Outstanding Monthly Advances                                                                        $183,279.86

          Monthly Advances - current Monthly Period                                                                     $135,863.33
                                                                                                                  ------------------

          Outstanding Monthly Advances - immediately following the Distribution Date                                    $319,143.19
                                                                                                                  ==================

                                 Page 4 (1997-A)

VIII.     Calculation of Interest and Principal Payments

       A. Calculation of Principal Distribution Amount

            Payments received allocable to principal                                                                   $8,721,817.88
            Aggregate of Principal Balances as of the Accounting Date of all
              Receivables that became Liquidated Receivables
              during the Monthly Period                                                                                $2,716,359.58
            Purchase Amounts - Warranty Receivables allocable to principal                                                     $0.00
            Purchase Amounts - Administrative Receivables allocable to principal                                               $0.00
            Amounts withdrawn from the Pre-Funding Account                                                                     $0.00
            Cram Down Losses                                                                                                   $0.00
                                                                                                                  ------------------

            Principal Distribution Amount                                                                             $11,438,177.46
                                                                                                                  ==================

       B. Calculation of Class A-1 Interest Distributable Amount

            Class A-1 Monthly Interest Distributable Amount:

            Outstanding principal balance of the Class A-1 Notes (as of the immediately preceding Distribution Date after distributions
              of principal to Class A-1 Noteholders on such Distribution Date)                $0.00

            Multiplied by the Class A-1 Interest Rate                                         5.500%

            Multiplied by actual days in the period or in the case of the first
            Distribution Date, by 25/360                                                 0.08611111                            $0.00
                                                                                   ----------------

            Plus any unpaid Class A-1 Interest Carryover Shortfall                                                             $0.00
                                                                                                                  ------------------

            Class A-1 Interest Distributable Amount                                                                            $0.00
                                                                                                                  ==================

       C. Calculation of Class A-2 Interest Distributable Amount

            Class A-2 Monthly Interest Distributable Amount:

            Outstanding principal balance of the Class A-2 Notes (as of the immediately preceding Distribution Date after distributions
              of principal to Class A-2 Noteholders on such Distribution Date)                $0.00

            Multiplied by the Class A-2 Interest Rate                                         6.125%

            Multiplied by 1/12 or in the case of the first Distribution Date,
              by 25/360                                                                  0.08333333                            $0.00
                                                                                   ----------------

            Plus any unpaid Class A-2 Interest Carryover Shortfall                                                             $0.00
                                                                                                                  ------------------

            Class A-2 Interest Distributable Amount                                                                            $0.00
                                                                                                                  ==================

       D. Calculation of Class A-3 Interest Distributable Amount

            Class A-3 Monthly Interest Distributable Amount:

            Outstanding principal balance of the Class A-3 Notes (as of the immediately preceding Distribution Date after distributions
              of principal to Class A-3 Noteholders on such Distribution Date)                $0.00

            Multiplied by the Class A-3 Interest Rate                                         6.400%

            Multiplied by 1/12 or in the case of the first Distribution Date,
              by 25/360                                                                  0.08333333                            $0.00
                                                                                   ----------------

            Plus any unpaid Class A-3 Interest Carryover Shortfall                                                             $0.00
                                                                                                                  ------------------

            Class A-3 Interest Distributable Amount                                                                            $0.00
                                                                                                                  ==================

       E. Calculation of Class A-4 Interest Distributable Amount

            Class A-4 Monthly Interest Distributable Amount:

            Outstanding principal balance of the Class A-4 Notes (as of the immediately preceding Distribution Date after distributions
              of principal to Class A-4 Noteholders on such Distribution Date)      $110,531,404.76

            Multiplied by the Class A-4 Interest Rate                                         6.625%

            Multiplied by 1/12 or in the case of the first Distribution Date,
            by 25/360                                                                    0.08333333                      $610,225.46
                                                                                   ----------------

            Plus any unpaid Class A-4 Interest Carryover Shortfall                                                             $0.00
                                                                                                                  ------------------

            Class A-4 Interest Distributable Amount                                                                      $610,225.46
                                                                                                                  ==================

                                 Page 5 (1997-A)

     F. Calculation of Class A-5 Interest Distributable Amount

          Class A-5 Monthly Interest Distributable Amount:

          Outstanding principal balance of the Class A-5 Notes (as of the immediately preceding Distribution Date after distributions
            of principal to Class A-5 Noteholders on such Distribution Date)        $83,170,000.00

          Multiplied by the Class A-5 Interest Rate                                          6.800%

          Multiplied by 1/12 or in the case of the first Distribution Date,
            by 25/360                                                                   0.08333333                      $471,296.67
                                                                                   ----------------

          Plus any unpaid Class A-5 Interest Carryover Shortfall                                                              $0.00
                                                                                                                  ------------------

          Class A-5 Interest Distributable Amount                                                                       $471,296.67
                                                                                                                  ==================


     H. Calculation of Noteholders' Interest Distributable Amount

          Class A-1 Interest Distributable Amount                                            $0.00
          Class A-2 Interest Distributable Amount                                            $0.00
          Class A-3 Interest Distributable Amount                                            $0.00
          Class A-4 Interest Distributable Amount                                      $610,225.46
          Class A-5 Interest Distributable Amount                                      $471,296.67

          Noteholders' Interest Distributable Amount                                                                  $1,081,522.13
                                                                                                                  ==================

     I. Calculation of Noteholders' Principal Distributable Amount:

          Noteholders' Monthly Principal Distributable Amount:

          Principal Distribution Amount                                             $11,438,177.46

          Multiplied by Noteholders' Percentage ((i) for each Distribution Date before the principal balance of the Class A-1 Notes is reduced to zero, 100%, (ii) for the Distribution Date on which the principal balance of the Class A-1 Notes is reduced to zero, 100% until the principal balance of the Class A-1 Notes is reduced to zero and with respect to any remaining portion of the Principal Distribution
            Amount, the initial principal balance of the Class A-2 Notes over the Aggregate Principal Balance (plus any funds remaining on deposit in the Pre-Funding Account) as of the Accounting Date for the
            preceding Distribution Date minus that portion of the Principal
            Distribution Amount applied to retire the Class A-1 Notes and (iii)
            for each Distribution Date thereafter, outstanding principal balance of the Class A-2 Notes on the Determination Date over the Aggregate
            Principal Balance (plus any funds remaining on deposit in the
            Pre-Funding Account) as of the Accounting Date for the preceding
            Distribution Date)                                                                8.81%                  $10,158,739.27
                                                                                   ----------------


          Unpaid Noteholders' Principal Carryover Shortfall                                                                   $0.00
                                                                                                                  ------------------

          Noteholders' Principal Distributable Amount                                                                $10,158,739.27
                                                                                                                  ==================

     J. Application of Noteholders' Principal Distribution Amount:

          Amount of Noteholders' Principal Distributable Amount payable to Class
          A-1 Notes (equal to entire Noteholders' Principal Distributable Amount
          until the principal balance of the Class A-1 Notes is reduced to zero)                                              $0.00
                                                                                                                  ==================

          Amount of Noteholders' Principal Distributable Amount payable to Class
          A-2 Notes (no portion of the Noteholders' Principal Distributable
          Amount is payable to the Class A-2 Notes until the principal balance of the Class A-1 Notes has been reduced to zero; thereafter, equal to
          the entire Noteholders' Principal Distributable Amount)                                                    $10,158,739.27
                                                                                                                  ==================

                                 Page 6 (1997-A)

   K.   Calculation of Certificate Holders Interest Distributable Amount

          Certificate Holders Monthly Interest Distributable Amount:

          Certificate Balance (as of the close of business
            on the preceding Distribution Date)                                     $24,395,642.93

          Multiplied by the Certificate Pass-Through Rate                                    6.650%

          Multiplied by 1/12 or in the case of the first Distribution Date,
            by 25/360                                                                   0.08333333                      $135,192.52
                                                                                   ---------------

          Plus any unpaid Certificate Interest Carryover Shortfall                                                            $0.00
                                                                                                                  -----------------

          Certificate Holders Interest Distributable Amount                                                             $135,192.52
                                                                                                                  =================

   L.   Calculation of Certificate Principal Distributable Amount:

          Certificate Holders Monthly Principal Distributable Amount:

          Principal Distribution Amount                                             $11,438,177.46

          Multiplied by Certificateholders' Percentage ((i) for each
            Distribution Date before the principal balance of the Class A-1
            Notes is reduced to zero, 0%, (ii) for the Distribution Date on which the principal balance of the Class A-1 Notes is reduced to zero, 0% until the principal balance of the Class A-1 Notes is reduced to zero and with respect to any remaining portion of the
            Principal Distribution Amount, 100% minus the Noteholders'
            Percentage (computed after giving effect to the retirement of the
            Class A-1 Notes) and (iii) for each Distribution Date thereafter,
            100% minus Noteholders' Percentage)                                              11.19%                   $1,279,438.19
                                                                                   ---------------

          Unpaid Certificate Holders Principal Carryover Shortfall                                                            $0.00
                                                                                                                  -----------------

          Certificate Holders Principal Distributable Amount                                                          $1,279,438.19
                                                                                                                  =================

IX.       Pre-Funding Account

          A. Withdrawals from Pre-Funding Account:

          Amount on deposit in the Pre-Funding Account as of the preceding
            Distribution Date or, in the case of the first Distribution Date, as
            of the Closing Date                                                                                               $0.00

                                                                                                                  -----------------
                                                                                                                              $0.00
                                                                                                                  =================

          Less: withdrawals from the Pre-Funding Account in respect of transfers of Subsequent Receivables to the Trust occurring on a Subsequent
            Transfer Date (an amount equal to (a) $0 (the aggregate Principal
            Balance of Subsequent Receivables transferred to the Trust) plus (b)
            $0 (an amount equal to $0 multiplied by (A) one less (B)((i) the
            Pre-Funded Amount after giving effect to transfer of Subsequent
            Receivables over (ii) $0))                                                                                        $0.00

          Less: any amounts remaining on deposit in the Pre-Funding Account in the case of the May 1997 Distribution Date or in the case the amount on deposit in the Pre-Funding Account has been Pre-Funding Account has been reduced to $100,000 or less as of the Distribution Date
            (see B below)                                                                                                     $0.00
                                                                                                                  -----------------

          Amount remaining on deposit in the Pre-Funding Account after
            Distribution Date
                    Pre-Funded Amount                                                        $0.00
                                                                                   ---------------
                                                                                                                              $0.00
                                                                                                                  =================

                                 Page 7 (1997-A)

IX.       Pre-Funding Account (cont.)

          B. Distributions to Noteholders and Certificateholders from certain withdrawals from the Pre-Funding Account:

          Amount withdrawn from the Pre-Funding Account as a result of the
            Pre-Funded Amount not being reduced to zero on the Distribution Date on or immediately preceding the end of the Funding Period (May 1997
            Distribution Date) or the Pre-Funded Amount being reduced to
            $100,000 or less on any Distribution Date                                        $0.00

          Class A-1 Prepayment Amount (equal to the Class A-1 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes and the current Certificate Balance)
            of the Pre-Funded Amount as of the Distribution Date)                            $0.00

          Class A-2 Prepayment Amount (equal to the Class A-2 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes and the current Certificate Balance)
            of the Pre-Funded Amount as of the Distribution Date)                            $0.00

          Class A-3 Prepayment Amount (equal to the Class A-3 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes and the current Certificate Balance)
            of the Pre-Funded Amount as of the Distribution Date)                            $0.00

          Class A-4 Prepayment Amount (equal to the Class A-4 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes and the current Certificate Balance)
            of the Pre-Funded Amount as of the Distribution Date)                            $0.00

          Class A-5 Prepayment Amount (equal to the Class A-5 Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes and the current Certificate Balance)
            of the Pre-Funded Amount as of the Distribution Date)                            $0.00

          Certificate Prepayment Amount (equal to the Certificateholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes and the current Certificate Balance)
            of the Pre-Funded Amount as of the Distribution Date)                            $0.00

          C. Prepayment Premiums:

          Class A-1 Prepayment Premium                                                       $0.00
          Class A-2 Prepayment Premium                                                       $0.00
          Class A-3 Prepayment Premium                                                       $0.00
          Class A-4 Prepayment Premium                                                       $0.00
          Class A-5 Prepayment Premium                                                       $0.00

          Certificate Prepayment Premium                                                     $0.00

                                 Page 8 (1997-A)

X.        Reserve Account

          Requisite Reserve Amount:

          Portion of Requisite Reserve Amount calculated with respect to Class
            A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class
            A-5 Notes, and Certificates:

               Product of (x) 6.34% (weighted average interest of Class A-1
               Interest Rate, Class A-2 Interest Rate, Class A-3 Interest Rate,
               Class A-4 Interest Rate, Class A-5 Interest Rate and Certificate
               Interest Rate (based on the outstanding Class A-1, Class A-2
               Class A-3, Class A-4, and Class A-5 principal balance and the
               Certificate Balance), divided by 360, (y) $0.00 (the Pre-Funded
               Amount on such Distribution Date) and (z) 0 (the number of days
               until the May 1997 Distribution Date))                                                $0.00

               Less the product of (x) 2.5% divided by 360, (y) $0.00 (the
               Pre-Funded Amount on such Distribution Date) and (z) 0 (the
               number of days until the April 1997 Distribution Date)                               ($0.00)
                                                                                           ----------------


          Requisite Reserve Amount                                                                  ($0.00)
                                                                                           ================

          Amount on deposit in the Reserve Account (other than the Spread Account
            Class A-1 Holdback Subaccount) as of the preceding Distribution Date
            or, in the case of the first Distribution Date, as of the Closing Date                   $0.00

          Plus the excess, if any, of the Requisite Reserve Amount over amount on deposit in the Reserve Account (other than the Spread Account Class
            A-1 Holdback Subaccount) (which excess is to be deposited by the
            Indenture Trustee in the Reserve Account from amounts withdrawn from the Pre-Funding Account in respect of transfers of Subsequent
            Receivables)                                                                             $0.00

          Less: the excess, if any, of the amount on deposit in the Reserve
            Account (other than the Spread Account Class A-1 Holdback Subaccount)
            over the Requisite Reserve Amount (and amount withdrawn from the
            Reserve Account to cover the excess, if any, of total amounts payable over Available Funds, which excess is to be transferred by the
            Indenture Trustee to or upon the order of the General Partners from amounts withdrawn from the Pre-Funding Account in respect of
            transfers of Subsequent Receivables)                                               $411,452.50

          Less: withdrawals from the Reserve Account (other than the Spread
            Account Class A-1 Holdback Subaccount) to cover the excess, if any,
            of total amount payable over Available Funds (see IV above)                       ($411,452.50)
                                                                                           ----------------

          Amount remaining on deposit in the Reserve Account (other than the
            Spread Account Class A-1 Holdback Subaccount) after the Distribution
            Date                                                                                     $0.00
                                                                                           ================

XI.       Spread Account Class A-1 Holdback Subaccount:

          Class A-1 Holdback Amount:

          Class A-1 Holdback Amount as of preceding Distribution
            Date or the Closing Date, as applicable,                                                 $0.00

          Plus deposit to the Spread Account Class A-1 Holdback Subaccount (equal to 2.5% of the amount, if any, by which $0 (the Target Original Pool
            Balance set forth in the Sale and Servicing Agreement) is greater than $0 (the Original Pool Balance after giving effect to the transfer of Subsequent Receivables on the Distribution Date or on a Subsequent
            Transfer Date preceding the Distribution Date))                                          $0.00

          Less withdrawal, if any, of amount from the Spread Account Class A-1
            Holdback Subaccount to cover a Class A-1 Maturity Shortfall (see IV above)               $0.00

          Less withdrawal, if any, of amount remaining in the Spread Account Class
            A-1 Holdback Subaccount on the Class A-1 Final Scheduled Maturity Date
            after giving effect to any payment out of the Spread Account Class A-1
            Holdback Subaccount to cover a Class A-1 Maturity Shortfall (amount of withdrawal to be released by the Indenture Trustee to the General
            Partners)                                                                                $0.00
                                                                                           ----------------

          Spread Account Class A-1 Holdback Subaccount immediately following the
            Distribution Date                                                                        $0.00
                                                                                           ================

                                 Page 9 (1997-A)

XII.      Calculation of Servicing Fees

          Aggregate Principal Balance as of
            the first day of the Monthly Period        $218,097,047.69
          Multiplied by Basic Servicing Fee Rate                  1.00%
          Multiplied by Months per year                       0.083333%
                                                    -------------------

          Basic Servicing Fee                                                 $181,747.54

          Less: Backup Servicer Fees (annual rate of 1 bp)                          $0.00

          Supplemental Servicing Fees                                               $0.00
                                                                           ---------------

          Total of Basic Servicing Fees and Supplemental Servicing Fees                                                 $181,747.54
                                                                                                                    ===============

XIII.     Information for Preparation of Statements to Noteholders

          a.  Aggregate principal balance of the Notes as of first day of Monthly Period
                      Class A-1 Notes                                                                                         $0.00
                      Class A-2 Notes                                                                                         $0.00
                      Class A-3 Notes                                                                                         $0.00
                      Class A-4 Notes                                                                               $110,531,404.76
                      Class A-5 Notes                                                                                $83,170,000.00

          b.  Amount distributed to Noteholders allocable to principal
                      Class A-1 Notes                                                                                         $0.00
                      Class A-2 Notes                                                                                         $0.00
                      Class A-3 Notes                                                                                         $0.00
                      Class A-4 Notes                                                                                $10,158,739.27
                      Class A-5 Notes                                                                                         $0.00

          c.  Aggregate principal balance of the Notes (after giving effect to distributions on the Distribution Date)
                      Class A-1 Notes                                                                                         $0.00
                      Class A-2 Notes                                                                                         $0.00
                      Class A-3 Notes                                                                                         $0.00
                      Class A-4 Notes                                                                               $100,372,665.49
                      Class A-5 Notes                                                                                $83,170,000.00

          d.  Interest distributed to Noteholders
                      Class A-1 Notes                                                                                         $0.00
                      Class A-2 Notes                                                                                         $0.00
                      Class A-3 Notes                                                                                         $0.00
                      Class A-4 Notes                                                                                   $610,225.46
                      Class A-5 Notes                                                                                   $471,296.67

          e.  Remaining Certificate Balance                                                                          $23,116,204.74

          f.  1.  Class A-1 Interest Carryover Shortfall, if any
                  (and change in amount from preceding statement)                                                             $0.00
              2.  Class A-2 Interest Carryover Shortfall, if any
                  (and change in amount from preceding statement)                                                             $0.00
              3.  Class A-3 Interest Carryover Shortfall, if any
                  (and change in amount from preceding statement)                                                             $0.00
              4.  Class A-4 Interest Carryover Shortfall, if any
                  (and change in amount from preceding statement)                                                             $0.00
              5.  Class A-5 Interest Carryover Shortfall, if any
                  (and change in amount from preceding statement)                                                             $0.00
              7.  Certificate Interest Carryover Shortfall, if any
                  (and change in amount from preceding statement)                                                             $0.00
              8.  Certificate Principal Carryover Shortfall, if any
                  (and change in amount from preceding statement)                                                             $0.00

                                Page 10 (1997-A)

XIV.      Information for Preparation of Statements to Noteholders (continued)

          g.  Amount distributed payable out of amounts withdrawn from or pursuant to:
              1.  Reserve Account                                                                 $411,452.50
              2.  Spread Account Class A-1 Holdback Subaccount                                          $0.00
              3.  Claim on the Note Policy                                                              $0.00

          h.  Remaining Pre-Funded Amount                                                                                     $0.00

          i.  Remaining Reserve Amount                                                                                        $0.00

          j.  Amount on deposit on Spread Account Class A-1 Holdback Subaccount                                               $0.00

          k.  Prepayment amounts
                      Class A-1 Prepayment Amount                                                                             $0.00
                      Class A-2 Prepayment Amount                                                                             $0.00
                      Class A-3 Prepayment Amount                                                                             $0.00
                      Class A-4 Prepayment Amount                                                                             $0.00
                      Class A-5 Prepayment Amount                                                                             $0.00

          l.  Prepayment Premiums
                      Class A-1 Prepayment Premium                                                                            $0.00
                      Class A-2 Prepayment Premium                                                                            $0.00
                      Class A-3 Prepayment Premium                                                                            $0.00
                      Class A-4 Prepayment Premium                                                                            $0.00
                      Class A-5 Prepayment Premium                                                                            $0.00

          m.  Total of Basic Servicing Fee, Supplemental Servicing Fees and
                 other fees, if any, paid by the Trustee on behalf of the Trust                                         $181,747.54

          n.  Note Pool Factors (after giving effect to distributions on the Distribution Date)
                      Class A-1 Notes                                                                                    0.00000000
                      Class A-2 Notes                                                                                    0.00000000
                      Class A-3 Notes                                                                                    0.00000000
                      Class A-4 Notes                                                                                    0.60710497
                      Class A-5 Notes                                                                                    1.00000000

   XV.     Information for Preparation of Statements to Certificateholders
           a.  Aggregate Certificate Balance as of first day of Monthly Period                                       $24,395,642.93

           b.  Amount distributed to Certificateholders allocable to principal                                        $1,279,438.19

           c.  Aggregate Certificate Balance (after giving effect to
                 distributions on the Distribution Date)                                                             $23,116,204.74

           d.  Interest distributed to Certificateholders                                                               $135,192.52

           e.  Remaining Certificate Balance                                                                         $23,116,204.74

           f.  Aggregate principal balance of the Notes (after giving effect to distributions on the Distribution Date)
                      Class A-1 Notes                                                                                         $0.00
                      Class A-2 Notes                                                                                         $0.00
                      Class A-3 Notes                                                                                         $0.00
                      Class A-4 Notes                                                                               $100,372,665.49
                      Class A-5 Notes                                                                                $83,170,000.00

           g.  1.  Class A-1 Interest Carryover Shortfall, if any,
                   (and change in amount from preceding statement)                                                            $0.00
               2.  Class A-2 Interest Carryover Shortfall, if any,
                   (and change in amount from preceding statement)                                                            $0.00
               3.  Class A-3 Interest Carryover Shortfall, if any,
                   (and change in amount from preceding statement)                                                            $0.00
               4.  Class A-4 Interest Carryover Shortfall, if any,
                   (and change in amount from preceding statement)                                                            $0.00
               5.  Class A-5 Interest Carryover Shortfall, if any,
                   (and change in amount from preceding statement)                                                            $0.00
               7.  Certificate Interest Carryover Shortfall, if any,
                   (and change in amount from preceding statement)                                                            $0.00
               8.  Certificate Principal Carryover Shortfall, if any,
                   (and change in amount from preceding statement)                                                            $0.00

           h.  Amount distributed payable out of amounts withdrawn from or pursuant to:
               1.  Reserve Account                                                                $411,452.50
               2.  Spread Account                                                                       $0.00
               3.  Claim on the Certificate Policy                                                      $0.00

           i.  Remaining Pre-Funded Amount                                                                                    $0.00

           j.  Remaining Reserve Amount                                                                                       $0.00

           k.  Certificate Prepayment Amount                                                                                  $0.00

           l.  Certificate Prepayment Premium                                                                                 $0.00

           m.  Total of Basic Servicing Fee, Supplemental Servicing Fees
                 and other fees, if any, paid by the Trustee on behalf
                 of the Trust                                                                                           $181,747.54

           n.  Certificate Pool Factor (after giving effect to
                 distributions on the Distribution Date)                                                                 0.29827361

                                Page 11 (1997-A)

XVI.      Pool Balance and Aggregate Principal Balance

               Original Pool Balance at beginning of Monthly Period                                                 $774,999,994.84
               Subsequent Receivables                                                                                         $0.00
                                                                                                                  ------------------
               Original Pool Balance at end of Monthly Period                                                       $774,999,994.84
                                                                                                                  ==================

               Aggregate Principal Balance as of preceding Accounting Date                                           218,097,047.69
               Aggregate Principal Balance as of current Accounting Date                                            $206,658,870.23



          Monthly Period Liquidated Receivables                   Monthly Period Administrative Receivables

                        Loan #            Amount                                 Loan #              Amount
                        ------            ------                                 ------              ------
          see attached listing            2,716,359.58             see attached listing                  -
                                                 $0.00                                               $0.00
                                                 $0.00                                               $0.00
                                                 $0.00                                               $0.00
                                                 -----                                               -----
                                         $2,716,359.58                                               $0.00
                                         =============                                               =====

XVIII.    Delinquency Ratio

          Sum of Principal Balances (as of the Accounting Date)
              of all Receivables delinquent more than 30 days with
              respect to all or any portion of a Scheduled Payment
              as of the Accounting Date                                              12,163,338.91

          Aggregate Principal Balance as of the Accounting Date                    $206,658,870.23
                                                                                 ------------------

          Delinquency Ratio                                                                                              5.88570861%
                                                                                                                  ------------------









       IN WITNESS WHEREOF, I, Scott R. Fjellman, a Responsible Officer of Arcadia Financial Ltd., have executed this Certificate as of the date set forth above.


                                      ARCADIA  FINANCIAL  LTD.

                                      By:
                                         ---------------------------------------

                                      Name:  Scott R. Fjellman
                                             -----------------------------------
                                      Title: Vice President/Securitization
                                             -----------------------------------


                                Page 12 (1997-A)

                  OLYMPIC AUTOMOBILE RECEIVABLES TRUST 1997 - A

                             PERFORMANCE INFORMATION

                  FOR THE MONTHLY PERIOD ENDING MARCH 31, 2000


I.        ORIGINAL PRINCIPAL BALANCE OF THE SECURITIZATION    $775,000,000.00

                              AGE OF POOL (IN MONTHS)                      37

II.       Delinquency Ratio

          Sum of Principal Balances (as of the Accounting Date)
            of all Receivables delinquent more than 30 days with
            respect to all or any portion of a Scheduled Payment
            as of the Accounting Date                                               $12,163,338.91

          Aggregate Principal Balance as of the Accounting Date                    $206,658,870.23
                                                                                ------------------

          Delinquency Ratio                                                                                              5.88570861%
                                                                                                                  =================

III.      Average Delinquency Ratio

          Delinquency ratio - current Determination Date                                5.88570861%

          Delinquency ratio - preceding Determination Date                              6.29215472%

          Delinquency ratio - second preceding Determination Date                       7.85770124%
                                                                                   ---------------


          Average Delinquency Ratio                                                                                      6.67852152%
                                                                                                                  =================


IV.       Default Rate

          Cumulative balance of defaults as of the preceding Accounting Date                                        $125,746,403.51

          Add:      Sum of Principal Balances (as of the Accounting Date)
                      of Receivables that became Liquidated Receivables
                      during the Monthly Period or that became Purchased
                      Receivables during Monthly Period (if delinquent more
                      than 30 days with respect to any portion of a Scheduled
                      Payment at time of purchase)                                                                    $2,716,359.58
                                                                                                                  -----------------

          Cumulative balance of defaults as of the current Accounting Date                                          $128,462,763.09

                    Sum of Principal Balances (as of the Accounting Date)
                      of 90+ day delinquencies                                        3,904,023.28

                                    Percentage of 90+ day delinquencies
                                      applied to defaults                                   100.00%                   $3,904,023.28
                                                                                   ---------------                -----------------

          Cumulative balance of defaults and 90+ day delinquencies as of the
            current Accounting Date                                                                                 $132,366,786.37
                                                                                                                  =================




V.        Cumulative Default Rate as a % of Original Principal Balance

          Cumulative Default Rate - current Determination Date                          17.0795853%

          Cumulative Default Rate - preceding Determination Date                        16.8600088%

          Cumulative Default Rate - second preceding Determination Date                 16.5574670%

                                 Page 1 (1997-A)

VI.       Net Loss Rate

          Cumulative net losses as of the preceding Accounting Date                                                  $61,645,799.40

          Add:      Aggregate of Principal Balances as of the Accounting Date
                      (plus accrued and unpaid interest thereon to the end of the
                      Monthly Period) of all Receivables that became Liquidated
                      Receivables or that became Purchased Receivables
                      and that were delinquent more than 30 days with
                      respect to any portion of a Scheduled Payment as of the
                      Accounting Date                                                $2,716,359.58
                                                                                   ---------------

                    Liquidation Proceeds received by the Trust                      ($1,073,097.23)                   $1,643,262.35
                                                                                   ---------------               ------------------

          Cumulative net losses as of the current Accounting Date                                                    $63,289,061.75

                    Sum of Principal Balances (as of the Accounting Date)
                      of 90+ day delinquencies                                       $3,904,023.28

                               Percentage of 90+ day delinquencies
                                applied to losses                                            40.00%                   $1,561,609.31
                                                                                   ---------------               ------------------

          Cumulative net losses and 90+ day delinquencies as of the current
            Accounting Date                                                                                          $64,850,671.06
                                                                                                                 ==================




VII.      Cumulative Net Loss Rate as a % of Original Principal Balance

          Cumulative Net Loss Rate - current Determination Date                                                           8.3678285%

          Cumulative Net Loss Rate - preceding Determination Date                                                         8.2081633%

          Cumulative Net Loss Rate - second preceding Determination Date                                                  8.0036524%





VIII.     Classic/Premier Loan Detail
                                                                     Classic                     Premier                 Total
                                                                     -------                     -------                 -----
          Aggregate Loan Balance, Beginning                     $114,314,907.31             $103,782,140.38         $218,097,047.69
               Subsequent deliveries of Receivables                        0.00                        0.00                    0.00
               Prepayments                                        (1,411,209.52)              (1,796,702.65)          (3,207,912.17)
               Normal loan payments                               (2,693,530.10)              (2,820,375.61)          (5,513,905.71)
               Defaulted Receivables                              (1,543,558.99)              (1,172,800.59)          (2,716,359.58)
               Administrative and Warranty Receivables                     0.00                        0.00                    0.00
                                                             -------------------         -------------------      ------------------
          Aggregate Loan Balance, Ending                        $108,666,608.70              $97,992,261.53         $206,658,870.23
                                                             ===================         ===================      ==================

          Delinquencies                                            7,753,112.08                4,410,226.83          $12,163,338.91
          Recoveries                                                $589,870.38                 $483,226.85           $1,073,097.23
          Net Losses                                                 953,688.61                  689,573.74           $1,643,262.35


VIII.     Other Information Provided to FSA

          A.  Credit Enhancement Fee information:

              Aggregate Principal Balance as of the Accounting Date              $206,658,870.23
              Multiplied by: Credit Enhancement Fee (19 bp's) * (30/360)                  0.0158%
                                                                             -------------------
                      Amount due for current period                                                                      $32,720.99
                                                                                                                 ==================


          B.  Dollar amount of loans that prepaid during the Monthly Period                                           $3,207,912.17
                                                                                                                 ==================

              Percentage of loans that prepaid during the Monthly Period                                                 1.55227413%
                                                                                                                 ==================

                                 Page 2 (1997-A)

           Spread Account Information                                                      $                                  %

           Beginning Balance                                                        $19,083,491.67                       9.23429594%

           Deposit to the Spread Account                                                     $0.00                       0.00000000%
           Spread Account Additional Deposit                                                 $0.00                       0.00000000%
           Withdrawal from the Spread Account                                         ($413,692.92)                     -0.20018155%
           Disbursements of Excess                                                    ($680,505.13)                     -0.32928910%
           Interest earnings on Spread Account                                          $93,357.53                       0.04517470%
                                                                                 -----------------                  ---------------

           Sub-Total                                                                $18,082,651.15                       8.75000000%
           Spread Account Recourse Reduction Amount                                          $0.00                       0.00000000%
                                                                                 -----------------                  ---------------
           Ending Balance                                                           $18,082,651.15                       8.75000000%
                                                                                 =================                  ===============



           Specified Balance pursuant to Section 3.03 of the Spread Account
             Agreement among Olympic Financial Ltd., Olympic Receivables
             Finance Corp., Financial Security Assurance Inc. and Norwest
             Bank Minnesota, National Association                                   $18,082,651.15                       8.75000000%
                                                                                 =================                  ===============

X.        Trigger Events

          Cumulative Loss and Default Triggers as of December 1, 1999

                                     Loss                   Default                 Loss Event                Default Event
                 Month            Performance             Performance               of Default                  of Default
          ------------------------------------------------------------------------------------------------------------------------
                    3                1.06%                    2.18%                    1.31%                       2.56%
                    6                2.13%                    4.37%                    2.38%                       5.10%
                    9                3.08%                    6.33%                    3.33%                       7.39%
                   12                3.93%                    8.08%                    4.18%                       9.44%
                   15                5.05%                   10.41%                    5.30%                      12.16%
                   18                6.08%                   12.53%                    6.33%                      14.63%
                   21                6.98%                   14.37%                    7.23%                      16.78%
                   24                7.76%                   15.97%                    8.01%                      18.66%
                   27                8.16%                   16.81%                    8.41%                      19.63%
                   30                8.49%                   17.48%                    8.74%                      20.43%
                   33                8.78%                   18.08%                    9.03%                      21.11%
                   36                9.02%                   18.59%                    9.27%                      21.71%
                   39                9.14%                   18.83%                    9.39%                      21.99%
                   42                9.23%                   19.02%                    9.48%                      22.21%
                   45                9.31%                   19.19%                    9.56%                      22.40%
                   48                9.38%                   19.31%                    9.63%                      22.56%
                   51                9.43%                   19.42%                    9.68%                      22.69%
                   54                9.47%                   19.52%                    9.72%                      22.79%
                   57                9.51%                   19.58%                    9.76%                      22.87%
                   60                9.53%                   19.64%                    9.78%                      22.93%
                   63                9.54%                   19.67%                    9.79%                      22.97%
                   66                9.56%                   19.69%                    9.81%                      23.00%
                   69                9.57%                   19.70%                    9.82%                      23.01%
                   72                9.57%                   19.71%                    9.82%                      23.02%
           ------------------------------------------------------------------------------------------------------------------------

          Average Delinquency Ratio equal to or greater than 7.33%                      Yes____X___                    No_________

          Cumulative Default Rate (see above table)                                     Yes________                    No____X____

          Cumulative Net Loss Rate (see above table)                                    Yes________                    No____X____

          Trigger Event that occurred as of a prior Determination Date
            is Deemed Cured as of current Determination Date                            Yes________                    No____X____

XI.       Insurance Agreement Events of Default

          To the knowledge of the Servicer, an Insurance Agreement
            Event of Default has occurred                                               Yes________                    No____X____

          To the knowledge of the Servicer, a Capture Event has occurred and be
          continuing                                                                    Yes________                    No____X____

          To the knowledge of the Servicer, a prior Capture Event has been
            cured by a permanent waiver                                                 Yes________                    No____X____

          IN WITNESS WHEREOF, I, Scott Fjellman, a Responsible Officer of Arcadia Financial Ltd., have executed this Certificate as of the date set forth above.


                                        ARCADIA  FINANCIAL  LTD.

                                        By:
                                           ------------------------------------

                                        Name:  Scott R. Fjellman
                                               --------------------------------
                                        Title: Vice President / Securitization
                                               --------------------------------

                                Page 3 (1997-A)